UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 10, 2017

Weyland Tech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

198 Wellington Street,
9/F The Wellington,
Central, Hong Kong SAR.
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	+852 9316 6780

                              N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging Growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Item 8.01 Other Events

On April 2, 2013, the SEC issued a Report of Investigation in which it announced that the Commission had determined not to pursue an enforcement action against Netflix, Inc. for alleged violations of Regulation Fair Disclosure, Section 13(a) of the Securities Exchange Act and Rules 13a-11 and 13a-15 thereunder, relating to the disclosure of material information selectively over social media. This report makes clear that “companies can use social media outlets like Facebook and Twitter to announce key information in compliance with Regulation Fair Disclosure (Regulation FD), so long as investors have been alerted about which social media will be used to disseminate such information.” Weyland Tech, Inc (Weyland Tech) is filing this 8k pursuant to that report to provide such information.

The SEC’s Report of Investigation provided guidance to issuers such as Weyland Tech regarding the use of social media to disclose material non-public information. In this regard, investors and others should note that we announce material financial information to our investors using our investor relations website (http://www.weyland-tech.com/), SEC filings, press releases, public conference calls and webcasts. We use these channels as well as social media to communicate with our subscribers and the public about our company, our services and other issues. It is possible that the information we post on social media could be deemed to be material information. Therefore, in light of the SEC’s guidance, we encourage investors, the media, and others interested in our company to review the information we post on the U.S. social media channels listed below. This list may be updated from time to time on Weyland Tech’s investor relations website.

Weyland Tech Facebook Page (https://www.facebook.com/weylandtech)

Weyland Tech Twitter Feed (https://twitter.com/weylandtechinc)

Weyland Tech LinkedIn Page (https://linkedin.com/company/weylandtech)

Brent Suen, CEO Public Facebook Page (https://www.facebook.com/BrentSuenWEYL)

Brent Suen, CEO Public Twitter Feed (https://www.twitter.com/BrentSuenWEYL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYLAND TECH INC.

Dated: October 10, 2017	By: /s/ Brent Y. Suen
Name: Brent Y. Suen
Title: President & CEO

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